EXHIBIT 99.A
EL PASO

                                        Dwight Scott
                                        Chief Financial
                                        Officer
------------------------------------------------------------
                              J.P. Morgan High Yield
                              Conference
                              February 2004

Cautionary Statement Regarding Forward-looking Statements
-------------------------------------------------ep---------

This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the ability to implement and achieve our objectives in the long-range plan; the successful implementation of the settlement related to the western energy crisis; actions by the credit rating agencies; the successful close of our financing transactions; our ability to successfully exit the energy trading business; our ability to divest of certain assets; changes in commodity prices for oil, natural gas, and power; changes in interest and exchange rates; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; changes in reserves estimates based upon internal and third party reserve analyses; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; the uncertainties associated with the outcome of governmental investigations; the outcome of pending litigation including shareholder derivative and class actions; political and currency risks associated with international operations of the company and its affiliates, especially due to the instability in Brazil and economic conditions in Mexico; difficulty in integration of the operations of previously acquired companies, competition, and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise.

Long-Range Plan
------------------------------------------------ep----------

  * Defines El Paso's core businesses
  * Provides a roadmap towards achieving goals for 2006
       - $500 MM to $725 MM net income, or earnings per share of $0.75 to $1.10
       -    EBITDA: $3.2 billion-$3.6 billion
       -    Annual capex: $1.6 billion-$1.7 billion
       -    Total net debt: $15 billion
       -    Strong North American natural gas company

Long-Range Plan: Keys to Success
------------------------------------------------ep----------

  *  Streamline organization
       -Achieve additional $150 MM of cost savings
  *  Sell $3.3 billion-$3.9 billion of assets
  *  Turn around production company
  *  Continue growth of pipeline group
  *  Implement new compensation plan

Fit for Purpose Organization
------------------------------------------------ep----------

X    Long Term
0    Medium Term
+    Short Term

                    EPC HOLDING COMPANY

     -------------------------------------------------------

    Unregulated Businesses           Regulated Businesses
     -------------------------------------------------------

  Production and Processing (X)       Southern Pipelines (X)
  Marketing and Trading     (X)        (SNG, 50% Citrus)
  Brazilian Integrated Business (X)   Western Pipeines   (X)
     EPD/GTM Interest         (X)      (EPNG, CIG,WIC, Mojave)
     Asian Power              (0)     Eastern Pipelines (X)
     Global Networks          (0)      (TGP, ANR,Great Lakes)
     Domestic, European, and              Mexico JV Operations (X)
      C. America Power    (0)
     Discontinued Operations  (+)

Asset Sales Update
------------------------------------------------ep----------

  * Closed a number of transactions since December 1, 2003
       - Step 1 in GTM/Enterprise transaction, including receipt of $333 MM cash (net)
       - Completed Eagle Point refinery sale, including receipt of $246 MM cash
       - Remaining $70 MM payment received in Linden sale
  * Announced sale of 25 domestic contracted power assets
       -    $746 MM cash proceeds
       -    $174 MM non-cash debt reduction
  * Further progress on two large remaining sales expected in next few months
       -    Aruba refinery
       -    Canadian E&P assets

Asset Sales Update by Segment
------------------------------------------------ep----------

                                        $ Millions

                     Long-Range Plan
                  --------------------        Announced
                    Low End    High End       or Closed
------------------------------------------------------------

Power               $   900     $1,200           $829
Petroleum           $   500     $  600           $371
Production          $   600     $  700           $   -
Field Services      $ 1,000     $1,000           $983
Pipeline and other  $   250     $  350           $ 88


    Of the $3.3 billion-$3.9 billion planned asset sales, $2.3 billion have been announced or closed

Production Goals
------------------------------------------------ep----------

  *    New leadership
  *    Touch bottom
  *    Lengthen R/P
  *    Reduce natural declines
  *    Capital discipline and execution
  *    Regain credibility

Production Update
------------------------------------------------ep----------

  * Lisa Stewart joined El Paso today as President,
     Production and Unregulated Operations
      - Previously at Apache as Executive Vice President, Business Development and E&P Services
      - Key member of executive team at high-quality production company
  * Production average of approximately 1 Bcfe/d in 4Q 2003
  * January production average expected to be approximately
     950 MMcfe/d
  * Asset sales process in Canada progressing well

Production Update
------------------------------------------------ep----------


  * Announced in third quarter 2003 10-Q that we switched to Ryder Scott Co. as our primary reservoir engineer
     - Performing full independent reserve estimate for substantially all of our reserves
     -    Review process underway, though not yet complete
  * Provided further update in Long-Range Plan presentation in December 2003
    -     Likely negative impact given production miss
    -     Lower capital program in 2004 and beyond
    -     Higher DD&A rate expected in 2004
  * Currently expect a material reserve revision for 2003
    -     Complete process in February
    -     Provide full update to investors

El Paso Production
------------------------------------------------ep----------


[Map of United States]

Wind River
Green River
Arkoma CBM
North Louisiana
Raton CBM
Black Warrior CBM
Catapult
Onshore Texas
Gulf of Mexico

Pipeline Goals
------------------------------------------------ep----------


  * Maintain leadership in North American infrastructure development
  *    Manage capital and costs
  *    Continue recontracting success
  *    Provide stable earnings and cash flow
  *    2%-5% earnings growth post 2004

Great Expectations for Market Growth
------------------------------------------------ep----------

                                             Tcf/yr.
                                             BCF/d


[Graphic]

(Red)          Mexico
(Gray)         Canada
(Orange)       U.S. Pipeline Fuel: Lease and Plant
(Blue)         U.S. Power Generation
(Yellow)       U.S. Industrial
(Green)        U.S. Residential and Commercial


               27.1 Tcf/yr.    31.0 Tcf/yr.        32.4 Tcf/yr.
               74.3 Bcf/d      84.9 Bcf/d          88.9 Bcf/d

Red                  4.1          7.2                  8.7
Gray                 8.7         10.7                 10.5
Orange               5.3          5.6                  5.7
Blue                15.8         19.9                 21.3
Yellow              18.7         17.5                 17.5
Green               21.7         24.0                 25.2

                    2002                  2010
                               ------------------------
                                 NPC (BF)     El Paso

                              Pursuing Growth Opportunities
                                   2002-2010 (Bcf/D)

[Map of United States]

CIG Medicine Bow Expansion
$60 MM
2006-2008
590 MMcf/d

EPNG Line 1903
$82 MM
Nov 2004
320 MMcf/d

EPNG Line 2000 Power Up
$140 MM
Spring 2004
327 MMcf/d

TGP So. TX Expansion
(Rio Bravo)
$37 MM September 2003
312 MMcf/d

MV San Fernando Pipeline
$230 MM
2003
1.0 Bcf/d

EPNG Copper Eagle Storage
$234 MM
2007-2008
9.6 Bcf

CIG Cheyenne Plains
$422 MM
2005-2006
730 MMcf/d

ANR Westleg
$45 MM
2004
218 MMcf/d

ANR Eastleg
$21.3 MM
2005
142 MMcf/d

TGP Freedom Trail Expansion
$82 MM
2006
150 MMcf/d

SNG North and South System $410 MM
2002-2003-2004
699 MMcf/d

FGT Phase VI Expansion
 $105 MM
2003
120 MMcf/d

Blue Atlantic Pipeline
$2 billion
2008
1,000 MMcf/d

TGP Northeast ConneXion
$217 MM
2007
100-200 MMcf/d

SNG Elba Island Expansion
 $155 MM
1Q 2006
3.3 Bcf

Seafarer Pipeline
 $267 MM
2008
750 MMcf/d

Compensation Philosophy
Tied to Pay for Performance
------------------------------------------------ep----------

  *    Metrics tied to shareholder value
       -     ROIC
       -     Share price performance
  *    Critically evaluate individual performance
  *    Widen incentive bands
  *    Equity to top 1,000 +/- (1.5% annual dilution)
  *    Expect to rollout in April 2004

                                   Financial Review
------------------------------------------------ep----------

2006 Core Earnings Buildup
------------------------------------------------ep----------

                                        $ Millions

                                   2006
                    ----------------------------------------
Segment                  EBIT      DD&A      EBITDA
------------------------------------------------------------

Pipelines        $1,400 - $1,500   $450    $1,850 - $1,950

Production and
   processing       425 - 675       625     1,050 - 1,300

International power 225 - 250        60       285 - 310

Marketing and
   trading             ---           --          --

Midstream interest   70 - 80         --       70 - 80

Corporate and other (70) - (80)      15     (55) - (65)
                    -----------            ---------------
     Total        $2,050 - $2,425          $3,200 - $3,575
                  ================         ===============

2006 Core Earnings and Cash Flow
------------------------------------------------ep----------
                                 $ Millions, Except Per Share

                                    2006
                       ---------------------------------
                               $           Per Share
--------------------------------------------------------
EBITDA                  $3,200 - $3,575
DD&A                         1,150
                        ---------------
EBIT                     2,050 - 2,425
Interest expense<1>          1,300
                        ---------------
Earnings before tax        750 - 1,125
Taxes (35%)                250 - 400
                        ---------------
   Net Income              $500-$725       $0.75 - $1.10
                        ===============


Non-cash adjustments
   DD&A                   $1,150
   Non-cash taxes
     (90% - 100%)        250 - 350
                       ----------------
     Operating
      cash flow        $1,900 - $2,225     $2.80 - $3.30
                       =================


1 Average outstanding net debt plus preferred of $15.5 billion with 8.25% effective cost

Free Cash Flow
------------------------------------------------ep----------
                                     $ Millions

                                          2006 Target
------------------------------------------------------------
Operating cash flow                      $1,900 - $2,225

Working capital changes and other(1)           ---

Capital expenditures                     1,600 - 1,700

Dividends on common stock                  100 - 125
                                        ------------------
      Free cash flow(2)                   $200 - $400
                                        ==================

(1)  Assumes no signficant source or use from working capital
(2)  Does not include repayment of debt

Debt Reduction Plan
Fourth Quarter 2003
------------------------------------------------ep----------
                                       $ Millions

                                        Recourse  Non-recourse
--------------------------------------------------------------
Outstanding debt at 9/30/03             $21,120     $2,460
  Less:  Cash                            (1,643)         -
                                       ----------------------
     Net outstanding debt 9/30/03        19,477      2,460

Recourse changes
  October/November 2003 maturities         (200)         -
  Repayment of term loan                   (140)         -
  Bank revoler                             (400)         -

Non-recourse changes
  Linden                                      -       (571)
  Macae                                       -        199

Available cash adjustment                   150          -
                                       ----------------------
    Estimated pro forma net
      outstanding debt at
      11/30/03                          $18,887     $2,088
                                       ======================

Debt Reduction Plan
December 2003 through 2005
------------------------------------------------ep----------
                                       $ Millions

                                        Recourse  Non-recourse
--------------------------------------------------------------
Estimated net outstanding
  debt at 11/30/03                       $18,887      $2,088

Asset sales (12/2003 - 12/2005)
   Power                             (1,200 - 900)    (1,788)
   Production                         (700 - 600)          -
   Petroleum                          (600 - 500)          -
   Field Services                        (1,000)           -
   Other                              (350 - 250)          -
                                 ------------------------------
      Asset sales subtotal           (3,850 - 3,250)  (1,788)

Working capital recovery:
   Trading                               (300)             -
   Adequate assurance and other       (300 - 200)          -
                                 ------------------------------
     Working capital recovery
        subtotal                      (600 - 500)          -

ESU conversion                           (575)
Cash payments to Western
 Energy Settlement parties                455

Cheyenne Plains project finance           300
                                 ------------------------------
  Target net outstanding
    debt at 12/31/05              $14,617 - $15,317      $300

Wrap up
------------------------------------------------ep----------



  *  Focused on pipelines and production
  * Will sell defined assets, reduce costs, improve results from production company, invest capital effectively
  * Target about $1 per share by 2006, net debt of approximately $15 billion
  *  Goals are attainable
  *  Most keys to success within our control
  * Good progress to date on asset sales and debt reduction

                                        Dwight Scott
                                    Chief Financial Officer
------------------------------------------------------------
                              J.P. Morgan High Yield Conference
                                        February 2004



This slide presentation and the printed addendums, "Asset Sales Tracker" and "Debt by Issuer" are available on our website at www.elpaso.com